EXHIBIT 10.1

FLASR, INC.

SERIES A CONVERTIBLE PREFERRED

STOCK PURCHASE AGREEMENT

This Series A Convertible Preferred Stock Purchase Agreement (this "Agreement") is made as of November 19, 2015 (the "Effective Date") by and between Flasr, Inc., a Nevada corporation (the "Company"), and Everett M. Dickson (the "Purchaser").

Recital

The Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, 2,500,000 shares of the Company's Series A Convertible Preferred Stock (the "Shares"), for the aggregate purchase price of $100,000.00 (the "Purchase Price"), to be paid by the Purchaser by cancellation of indebtedness of the Company to the Purchaser (the "Loan").

Agreement

In consideration of the foregoing, and the promises and covenants contained herein, the parties hereby agree as follows:

1. Sale and Issuance of Series A Convertible Preferred Stock.

(a) Subject to the terms and conditions of this Agreement, in exchange for the Purchase Price, the Company hereby issues to the Purchaser the Shares.

(b) The Purchaser hereby agrees to be bound by the terms of this Agreement.

(c) The Purchaser and the Company hereby acknowledge and agree that $100,000.00 in principal value of the Loan is hereby cancelled in exchange for the issuance of the Shares, and the Company has no further obligations to the Purchaser or otherwise with respect to the portion of the Loan cancelled hereby.

(d) The Company shall deliver to the Purchaser a new promissory note representing the remaining balance of the Loan, which is $123,000.00 as of the Effective Date, as soon as practicable following the Effective Date.

2. Legends. The Purchaser acknowledges and agrees that the certificate representing the Shares shall have endorsed thereon a legend substantially similar to the following and any other legends deemed necessary or reasonably appropriate by the Company, upon advice of its legal counsel:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN CONDITIONS. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION OR ITS LEGAL COUNSEL. ANY OFFER OR DISPOSITION OF THESE SECURITIES WITHOUT SATISFACTION OF SAID CONDITIONS WILL BE WRONGFUL AND WILL NOT ENTITLE THE TRANSFEREE TO REGISTER OWNERSHIP OF THE SECURITIES WITH THE CORPORATION.

1

3. Representations and Warranties. In connection with the transfer of the Shares effected hereby, the Purchaser hereby agrees, represents and warrants as follows:

(a) The Purchaser represents that the Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

(b) The Purchaser is purchasing the Shares solely for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act. The Purchaser further represents that it does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares it is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

(c) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser further represents and warrants that it or its representatives have discussed the Company and its plans, operations and financial condition with the Company's officers, have received all such information as it or its representatives deem necessary and appropriate to enable them to evaluate the financial risk inherent in making an investment in the Shares and have received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof. The Purchaser has such knowledge and experience in financial and business matters that it is capable of (i) evaluating the merits and risks of the purchase of the Shares pursuant to the terms of this Agreement and (ii) protecting its interests in connection therewith.

(d) The Purchaser realizes that its purchase of the Shares will be a highly speculative investment, and it is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on its investment.

(e) The Company has disclosed to the Purchaser that:

(i) The sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of the Shares is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares or any portion thereof;

(ii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

2

(f) The Purchaser understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Purchaser's investment intention and representations to the Company.

4. Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5. Consent to Notice by Electronic Mail. In the interests of speed, convenience and minimizing expenses, the Purchaser understands that the Company would prefer to use email as its principal method of communication with its shareholders, unless otherwise prohibited by the Nevada Revised Statutes, or the Company's articles of incorporation or bylaws. By providing his/her preferred email address in the space set forth below, the Purchaser hereby agrees that email notices for all Company notices and mailings are acceptable. If no email address is provided below, the Company will continue to use the Purchaser's street address for all such notices and mailings.

6. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, transmission of electronic email (as may be permitted pursuant to Section 6), transmission of facsimile, or upon delivery to an overnight courier service addressed to the other party at the address hereinafter shown below its authorized signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

7. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each party.

8. Entire Agreement; Amendments. This Agreement, together with the agreements referenced herein and therein, shall be construed under the laws of the State of Washington, and constitute the entire agreement of the parties with respect to the subject matter hereof and thereof superseding all prior written or oral agreements, and no amendment or addition hereto or thereto shall be deemed effective unless agreed to in writing by the parties.

9. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

10. Governing Law; Venue.The parties agree that thisAgreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, without giving effect to any conflict of laws principle to the contrary. The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts of Georgia, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Georgia is not the proper venue.

11. Counterparts. This Agreement may be executed in counterparts each of which shall be an original, but all of which shall constitute one instrument.

12. Counsel. Purchaser has had the opportunity to consult with its own legal counsel before executing this Agreement. Purchaser understands and acknowledges that DLA Piper LLP (US) is counsel to the Company and not to the Purchaser.

[Signature page to follow.]

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"PURCHASER"	"COMPANY"
Flasr, Inc.

Print Name: Everett M. Dickson	Everett M. Dickson, President

Address:	Address:

E-mail Address:	E-mail Address:

Phone:	Phone:

4